EXHIBIT 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this Report on Form 10-Q of Foundation Coal Corporation for the period ended June 30, 2007, I, Frank J. Wood, Chief Financial Officer of Foundation Coal Corporation, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	This Form 10-Q for the period ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this Form 10-Q for the period ended June 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of Foundation Coal Corporation.

Date: August 14, 2007	/s/ FRANK J. WOOD
Frank J. Wood Chief Financial Officer